UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 1, 2026
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)
914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Texas
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
3.375% Notes due 2027	IBM 27F	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
0.875% Notes due 2030	IBM 30A	New York Stock Exchange
2.900% Notes due 2030	IBM 30C	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
3.000% Notes due 2031	IBM 31A	New York Stock Exchange
3.625% Notes due 2031	IBM 31B	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
3.150% Notes due 2033	IBM 33A	New York Stock Exchange
3.450% Notes due 2034	IBM 34A	New York Stock Exchange
1.250% Notes due 2034	IBM 34	New York Stock Exchange
3.750% Notes due 2035	IBM 35	New York Stock Exchange
3.450% Notes due 2037	IBM 37	New York Stock Exchange
3.850% Notes due 2038	IBM 38B	New York Stock Exchange
4.875% Notes due 2038	IBM 38	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
4.000% Notes due 2043	IBM 43	New York Stock Exchange
3.800% Notes due 2045	IBM 45A	New York Stock Exchange
Floating Rate Notes due 2028	IBM 28E	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
5.875% Debentures due 2032	IBM 32D	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d). Election of Directors.
On October 1, 2026, IBM announced that Frank Baker, Co-founder and Managing Partner of Siris Capital Group, LLC, has been elected to the IBM Board of Directors, effective October 1, 2026. Mr. Baker joined the Directors and Corporate Governance Committee.
IBM’s compensatory and other arrangements for non-management directors are set forth in the company’s Proxy Statement, dated March 10, 2026. The press release is attached as Exhibit 99.1 of this Form 8-K.

Item 5.03(a). Amendment to By-laws.
In connection with the election of Frank Baker to the IBM Board of Directors, effective October 1, 2026, Article III, Section 2 of the Company's By-laws was amended to increase the number of directors to fourteen, effective October 1, 2026. Exhibit 3.2 of this Form 8-K contains IBM's amended By-laws.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are being filed as part of this report:

Exhibit No.	Description of Exhibit
3.2	The by-laws of IBM, as amended through October 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)
The following exhibit is being furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Press release, dated October 1, 2026

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 1, 2026

	By:	/s/ Jane P. Edwards
Jane P. Edwards
Vice President, Assistant General Counsel and Secretary
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